Innovator ETFs Trust II

Innovator Lunt Low Vol/High Beta Tactical ETF

IMPORTANT UPDATE REGARDING EFFECTIVE DATE FOR CHANGES

IN INVESTMENT POLICIES

August 7, 2020

Dear Shareholder:

I am writing to provide an important update regarding the effective date for changes to the Innovator Lunt Low Vol/High Beta Tactical ETF (the “Fund”), a series of Innovator ETFs Trust II.

As previously communicated, on May 13, 2020, the Board of Trustees of the Innovator ETFs Trust II approved changes to the investment policies of the Fund, which included a change to the Fund’s investment objective, index, exchange ticker, name and an amendment to the Fund’s investment advisory agreement to lower the Fund’s unitary fee (the foregoing changes to the Fund hereinafter referred to as the “Changes”). The Board’s approval was based upon the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment adviser to the Fund.  The Changes were summarized in a supplement to the Fund’s prospectus dated May 18, 2020 and are anticipated to take effect on or about August 11, 2020 (“Effective Date”).

In summary, the Fund, which will be renamed the “Innovator Laddered Fund of S&P 500 Power Buffer ETFs” and will have a new trading ticker symbol (CBOE BZX: BUFF), will continue to follow its non-fundamental policy to invest not less than 80% of its total assets in securities that comprise its underlying index. The new index, the Refinitiv Laddered Power Buffer Strategy Index (the “New Index”), is comprised of the shares of the following twelve underlying exchange-traded funds:

●	Innovator S&P 500 Power Buffer ETF™ — January (PJAN)
●	Innovator S&P 500 Power Buffer ETF™ — February (PFEB)
●	Innovator S&P 500 Power Buffer ETF™ — March (PMAR)
●	Innovator S&P 500 Power Buffer ETF™ — April (PAPR)
●	Innovator S&P 500 Power Buffer ETF™ — May (PMAY)
●	Innovator S&P 500 Power Buffer ETF™ — June (PJUN)
●	Innovator S&P 500 Power Buffer ETF™ — July (PJUL)
●	Innovator S&P 500 Power Buffer ETF™ — August (PAUG)
●	Innovator S&P 500 Power Buffer ETF™ — September (PSEP)
●	Innovator S&P 500 Power Buffer ETF™ — October (POCT)
●	Innovator S&P 500 Power Buffer ETF™ — November (PNOV)
●	Innovator S&P 500 Power Buffer ETF™ — December (PDEC)

In evaluating the proposed Changes, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving the Changes and the requirements of the 1940 Act in such matters. To assist the Board in its evaluation of the Changes, the independent Board members (“Independent Trustees”), who were advised by independent legal counsel, received information from the Adviser and Fund counsel in advance of the Special Meeting that outlined several of the considerations that led the Adviser to recommend the Changes consistent with its fiduciary duties. The Adviser provided, among other items, an analysis of periods of historical performance of the Lunt Capital US Large Cap Equity Rotation Index (“Lunt Index”) and the Fund versus other funds in its peer group, including in periods of higher market volatility; information supporting the Adviser’s belief that shareholders could benefit in times of volatility through a fund of funds exposure across the monthly S&P 500 defined outcome ETFs sponsored by the Adviser; a review of the New Index and the proposed license arrangement with Refinitiv/ThomsonReuters, the New Index provider; and a comparison of the New Index terms to that of the Lunt Index on the Fund’s potential profitability.

With respect to the Fund’s investment advisory agreement, the Board considered that the Changes include amending the investment advisory agreement to lower the Fund’s unitary fee rate from 0.49% to 0.20%. As part of its analysis, the Board reviewed the proposed unitary fee rate or management fee rate payable by the Fund as compared to fees charged to a fund of funds peer group of the Fund and as compared to fees charged to other clients of the Adviser, including other ETFs managed by the Adviser; the expenses of the Fund as compared to expense ratios of the funds in the Fund’s peer group; the nature of the expenses incurred in providing services to the Fund and the potential for economies of scale, if any; and financial data on the Adviser. In evaluating the proposed revised fee rate payable by the Fund under the advisory contract, the Board considered the nature, extent and quality of the services provided by the Adviser pursuant to the agreement. In this regard, the Board considered that the Adviser would continue to be responsible for the overall management and administration of the Fund and reviewed the services provided by the Adviser to the Fund, including oversight of the Fund’s sub-adviser, as well as the background and experience of the persons responsible for such services. The Board noted that there would be no diminution in services provided by the Adviser to the Fund, the Adviser’s obligations to the Fund would be identical before and after the Changes, and that the Adviser would continue to be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment advisory agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, as well as the acquired fund fees incurred by the Fund related to the portfolio holdings, and any extraordinary expenses.

The Board also reviewed an analysis provided by Fund counsel with respect to whether the Changes necessitate shareholder approval under state law and/or the 1940 Act. The Fund counsel analysis concluded that:

●	the Fund’s amended and restated declaration of trust, as amended, did not require shareholder approval of the Changes;
●	the Changes are non-fundamental policies, which may be altered by the Board without shareholder approval under the 1940 Act and the Fund’s registration statement; and
●

a reduction to the compensation paid to the investment adviser without seeking and obtaining shareholder approval, subject to certain representations (such as the investment adviser will not reduce the quality or quantity of its services, and that its obligations will be the same in all respects) was not required.

The Board considered the Adviser’s assertion that a submission to shareholders for the approval of a proposal to reduce fees would increases costs (e.g. printing, mailing and solicitation of proxies from shareholders) to the Fund without any apparent benefit to shareholders. The Board further considered the Adviser’s belief that the Changes are in the best interest of the Fund and shareholders. In approving the Changes, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. Each Trustee may have placed varying degrees of importance on the various pieces of information that were provided to them.

You are encouraged to review the May 18, 2020 prospectus supplement, the attached prospectus supplement, the preliminary prospectus and the preliminary statement of additional information for this Fund in its entirety for additional information regarding the Changes.

Sincerely,

H. Bruce Bond

President and Chief Executive Officer

Innovator ETFs Trust II

Innovator ETFs Trust II

Innovator Lunt Low Vol/High Beta Tactical ETF (the “Fund”)

Supplement to the Prospectus dated January 31, 2020, as supplemented

Dated August 7, 2020

IMPORTANT UPDATE REGARDING EFFECTIVE DATE FOR CHANGES

IN INVESTMENT POLICIES

On May 13, 2020, the Board of Trustees of the Innovator ETFs Trust II approved the following changes to the Fund, which will take effect on or about August 11, 2020 (hereinafter, the “Changes”):

1.

The Fund’s current underlying index, the Lunt Capital U.S. Large Cap Equity Rotation Index (the “Lunt Index”), will be replaced with Refinitiv Laddered Power Buffer Strategy Index (the “Diversified Power Buffer Index”);

2.	The Fund’s name will be changed to the Innovator Laddered Fund of S&P 500 Power Buffer ETFs;

3.

The Fund’s investment objective will be changed to the following: The Innovator Laddered Fund of S&P 500 Power Buffer ETFs seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Refinitiv Laddered Power Buffer Strategy Index; and

4.	The Fund’s management fees will be reduced from 0.49% to 0.20%.

The Changes were summarized in a supplement to the Fund’s prospectus dated May 18, 2020 (the “May 18 Supplement”).

Notice is hereby provided to shareholders that the Changes, as discussed in the May 18 Supplement, are anticipated to take effect on or about August 11, 2020 (“Effective Date”). As such, this supplement incorporates by reference and restates in its entirety the May 18 Supplement.

A revised summary prospectus, which incorporates the Changes, will be provided to shareholders of the Fund after the Effective Date. A Preliminary Prospectus and Preliminary Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) which reflect the Changes and which are publicly available on the SEC’s website. For more information about the Changes, or to obtain a copy of the Preliminary Prospectus or SAI, please call 1-800-208-5212.

PLEASE RETAIN FOR FUTURE REFERENCE.